EXHIBIT 10.7

MF ACQUISITION CORPORATION

2004 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

1.                                      Purposes.

MF Acquisition Corporation (the “Company”) desires to attract and retain the services of outstanding non-employee directors by affording them an opportunity to acquire a proprietary interest in the Company through an initial “one-time” award of options (“Options”) exercisable to purchase shares of Common Stock (as defined below), and thus to create in such directors an increased interest in and a greater concern for the welfare of the Company and its subsidiaries.

The Options offered pursuant to this MF Acquisition Corporation 2004 Stock Option Plan for Non-Employee Directors (the “Plan”) are a matter of separate inducement and are not in lieu of any other compensation for the services of any director.

The Options granted under the Plan are intended to be options that do not meet the requirements for incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

As used in the Plan, the term “parent corporation” and “subsidiary corporation” shall mean a corporation coming within the definition of such terms contained in Sections 424(e) and 424(f) of the Code, respectively.

2.                                      Amount of Stock Subject to the Plan.

Options granted under the Plan shall be exercisable for shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”).

The total number of shares of Common Stock authorized for issuance under the Plan upon the exercise of Options (the “Shares”), shall not exceed, in the aggregate, 250,000 of the currently authorized shares of Common Stock of the Company, such number to be subject to adjustment in accordance with Section 13 of the Plan.

Shares which may be acquired under the Plan may be either authorized but unissued Shares, Shares of issued stock held in the Company’s treasury, or both.  If and to the extent that Options granted under the Plan expire or terminate without having been exercised, the Shares covered by such expired or terminated Options may again be subject to a later-granted Option under the Plan.  In addition, if Common Stock has been exchanged by an option holder as full or partial payment to the Company of the exercise price or if the number of shares of Common Stock otherwise deliverable has been reduced for full or partial payment to the Company of the exercise price, the number of shares of Common Stock exchanged or reduced shall again be available under the Plan.

3.                                      Effective Date and Term of the Plan.

The Plan shall become effective on July 28, 2004 (the “Effective Date”); provided, however, that if the Plan is not approved by a vote of the stockholders of the Company at an annual meeting, any special meeting or by written consent of stockholders within twelve (12) months after the Effective Date, the Plan and any Options granted under the Plan shall terminate.  The Plan shall terminate at the close of business on July 28, 2014, unless sooner terminated in accordance with its terms.

4.                                      Administration.

The Plan shall be administered by the Board of Directors of the Company (the “Board of Directors”), which may designate from among its members a committee (or subcommittee) to exercise all power and authority of the Board of Directors at any time and from time to time to administer the Plan, provided that on or after the Registration Date (as defined below), such committee or subcommittee shall consist solely of two or more non-employee directors, each of whom is intended to be, to the extent required by Rule 16b-3 promulgated under Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), a “non-employee director” as defined in Rule 16b-3 and “independent” as defined under applicable stock exchange rules.  References herein to the Board of Directors shall be deemed to include references to any such committee, except as the context otherwise requires.  Subject to the express provisions of the Plan, the Board of Directors shall have authority to construe the Plan and the Options granted hereunder, to prescribe, amend and rescind rules and regulations relating to the Plan and to make all other ministerial determinations necessary or advisable for administering the Plan.  Registration Date means the first date: (a) on which the Company sells its Common Stock in a bona fide, firm commitment underwriting pursuant to a registration statement under the Securities Act of 1933, as amended (“Securities Act”); or (b) any class of common equity securities of the Company are registered under Section 12 of the Exchange Act.

The Board of Directors may designate the Secretary of the Company, other employees of the Company or competent professional advisors to assist the Board of Directors in the administration of the Plan, and may grant authority to such persons (other than professional advisors) to grant an Option or to execute Option agreements or other documents on behalf of the Board of Directors, provided that no Eligible Director may execute any Option agreement granting Options to himself or herself.  The Board of Directors may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan, and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent.  Expenses incurred by the Board of Directors in the engagement of such counsel, consultant or agent shall be paid by the Company.

To the maximum extent permitted by law, no officer, member or former officer or member of the Board of Directors shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.  To the maximum extent permitted by applicable law or the Certificate of Incorporation or By-Laws of the Company and to the extent not covered by insurance, each officer, member or former officer or member of the Board of Directors shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the Plan, except to the extent arising out of such officer’s, member’s or former officer’s or member’s own fraud or bad faith.  Such indemnification shall be in addition to any rights of indemnification the officers, members or former officers or members may have as directors under applicable law or under the Certificate of Incorporation or By-Laws of the Company or otherwise.

The determination of the Board of Directors on matters referred to in this Section 4 shall be conclusive.

5.                                      Eligibility.

Each member of the Board of Directors elected on or after the Effective Date of the Plan who is not an employee of the Company or any subsidiary corporation or parent corporation of the Company shall be eligible to be granted Options under the Plan (the “Eligible Directors”), as determined by the Board of Directors in its sole discretion.

The Plan does not create a right in any person to participate in, or be granted Options under, the Plan.

6.                                      Option Grants.

On and after the Effective Date, following the election or appointment of any additional Eligible Director to the Board of Directors, the Board of Directors may make an initial “one-time” grant of an Option to such new Eligible Director (subject to adjustment as provided in Section 13) to purchase the number of Shares as determined by the Board of Directors, subject to the limit provided in Section 2.  Each Option granted to an Eligible Director pursuant to the Plan shall be evidenced by, and subject to, a written agreement between the Company and such Eligible Director (the “Option Agreement”), which may contain certain restrictions.

7.                                      Option Price and Payment.

The exercise price for each Share purchasable upon exercise of any Option granted hereunder shall be determined by the Board of Directors at the date of grant, provided that on and after the Registration Date the exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.  For purposes of the Plan, “Fair Market Value” per Share shall be the closing price for Common Stock on the date of determination (or the last preceding trading date if Common Stock was not traded on such date) if the Common Stock is readily tradeable on a national securities exchange or other market system or if not traded on a national securities exchange or other market system, as quoted on an automated quotation system sponsored by the National Association of Securities Dealers, Inc., and if the Common Stock is not readily tradeable or quoted, Fair Market Value per Share shall be determined in good faith by the Board of Directors.

The option exercise price may be paid in cash or, in the discretion of the Board of Directors, by the delivery of shares of Common Stock of the Company then owned by the option holder (which have been held by the option holder for such period as required by the Board of Directors), by the withholding of shares of Common Stock for which an Option is exercisable or by a combination of these methods.  In the discretion of the Board of Directors, payment may also be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price.  The Board of Directors may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the Plan, including, without limitation, in lieu of the exercise of an Option by delivery of shares of Common Stock of the Company then owned by an option holder, providing the Company with a notarized statement attesting to the number of shares owned, where upon verification by the Company, the Company would issue to the option holder only the number of incremental shares to which the holder is entitled upon exercise of the Option.  In determining which methods an option holder may utilize to pay the exercise price, the Board of Directors may consider such factors as it determines are appropriate.

8.                                      Terms of Options and Limitations on the Right of Exercise.

Any Option granted under the Plan shall vest in accordance with the terms of the Option Agreement and shall also be subject to the terms specified in the Option Agreement and the Plan.  To the extent that an Option is not exercised within the exercise period specified therein, it shall expire as to the then unexercised part.

In no event shall an Option granted hereunder be exercised for a fraction of a Share or for less than one hundred Shares (unless the number purchased is the total balance for which the Option is then exercisable).

A person entitled to receive Shares upon the exercise of an Option shall not have the rights of a stockholder with respect to such Shares until the date of issuance of a stock certificate to him or her for such Shares; provided, however, that until such stock certificate is issued, any holder of an Option using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously acquired shares of Common Stock.

In the event of an Acquisition Event (as defined below), the Board of Directors may, in its discretion, and without any liability to any option holder, terminate all outstanding Options as of the consummation of the Acquisition Event by delivering notice of termination to each option holder at least 20 days prior to the date of consummation of the Acquisition Event; provided that, during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each option holder shall have the right to exercise in full all of the Options that are then outstanding (without regard to limitations on exercise otherwise contained in the Options) but any such exercise shall be contingent upon and subject to the occurrence of the Acquisition Event, provided that if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void.  If the Acquisition Event does take place after giving such notice, any Option not exercised prior to the date of the consummation of such Acquisition Event shall be forfeited simultaneous with the consummation of the Acquisition Event.  If an Acquisition Event occurs and the Board of Directors does not terminate the outstanding Options pursuant to the foregoing provisions, then the provisions of Section 13 shall apply.

Acquisition Event means a merger or consolidation in which the Company is not the surviving entity, or any transaction that results in the acquisition of all or substantially all of the Company’s outstanding Common Stock by a single person or entity or by a group of persons and/or entities in concert, or the sale or transfer of all or substantially all of the Company’s assets.

Notwithstanding anything herein to the contrary, as a condition to the receipt of shares of Common Stock pursuant to an Option granted under this Plan prior to the Registration Date, to the extent required by the Board of Directors, the option holder shall execute and deliver a stockholder’s agreement or such other documentation which shall set forth certain restrictions on transferability of the shares of Common Stock acquired upon exercise or purchase, a right of first refusal of the Company with respect to shares, and such other terms or restrictions as the Board of Directors shall from time to time establish.  Such stockholder’s agreement or other documentation shall apply to the Common Stock acquired under the Plan and covered by such stockholder’s agreement or other documentation.  The Company may require, as a condition of exercise, the option holder to become a party to any other existing stockholder agreement or other agreement.

9.                                      Option Period and Exercise of Options.

Any Option granted to an Eligible Director shall be exercisable for a period beginning on the date of grant and ending ten (10) years from the date of grant of such Option, except to the extent such exercise is further limited or restricted pursuant to the provisions hereof.

Each Eligible Director shall agree not to sell or otherwise dispose of Shares acquired pursuant to an Option for a period of six (6) months following the date of grant of such Option; provided, however, that for purposes of this sentence only, any Option granted to an Eligible Director on the Effective Date shall be deemed to have been granted on the date the Plan is approved by the shareholders of the Company.

Subject to the express provisions of the Plan, Options granted under the Plan shall be exercised by the optionee as to all or part of the Shares covered thereby by the giving of written notice of the exercise thereof to the Corporate Secretary of the Company at the principal business office of the Company, specifying the number of Shares to be purchased, the proposed form of payment and specifying a business day not more than ten (10) days from the date such notice is given for the payment of the purchase price against delivery of the Shares being purchased.  Subject to the terms of Sections 15, 16 and 17 hereof, the Company shall cause certificates for the Shares so purchased to be delivered at the principal business office of the Company, against payment of the full purchase price, on the date specified in the notice of exercise.

10.                               Termination of Directorship.

Unless otherwise provided in the Option Agreement, if an Eligible Director’s service as a director of the Company is terminated for any reason, any Option previously granted to such Eligible Director shall, to the extent not theretofore exercised, terminate and become null and void; provided, however, that:

(a)                                  If an Eligible Director holding an outstanding Option dies, including during the thirty (30) day or six (6) month period, whichever is applicable, specified in clause (b) and (c) immediately below, such Option shall, to the extent then exercisable, remain exercisable for twelve (12) months after such Eligible Director’s death, by such Eligible Director’s legatee, distributee, guardian or legal or personal representative;

(b)                                 If the service of an Eligible Director holding an outstanding Option is terminated by reason of such Eligible Director’s disability (as described in Section 22(e)(3) of the Code) such Option shall, to the extent then exercisable, remain exercisable at any time up to and including six (6) months after the date of termination of service;

(c)                                  If the service of an Eligible Director holding an outstanding Option is terminated for any reason other than as provided in subsections (a), (b) and (d), such Option shall, to the extent then exercisable, remain exercisable at any time up to and including thirty (30) days after the date of such termination of service.

(d)                                 If the service of an Eligible Director is terminated for Cause (as defined below), all outstanding Options (whether vested or unvested) shall terminate and become null and void.

For purposes of the Plan, “Cause” shall mean an Eligible Director has engaged in any of the following while performing his duties as an Eligible Director: (i) fraud or intentional misrepresentation or (ii) embezzlement, misappropriation or conversion of assets or opportunities of the Company.

If an Option granted hereunder shall be exercised by the legal representative of a deceased Eligible Director or former Eligible Director, or by a person who acquired an Option granted hereunder by bequest or inheritance or by reason of the death of any Eligible Director or former Eligible Director, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise such Option.

Notwithstanding anything to the contrary contained in this Section 10, in no event shall any person be entitled to exercise any Option after the expiration of the original stated term of such Option, as specified in Section 9.

11.                               Use of Proceeds.

The cash proceeds of the sale of Shares subject to the Options granted hereunder are to be added to the general funds of the Company and used for its general corporate purposes as the Board of Directors shall determine.

12.                               Non-Transferability of Options.

An Option granted hereunder shall not be transferable, whether by operation of law or otherwise, other than by will or the laws of descent and distribution.  Except to the extent provided above, Options also may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.  Notwithstanding the foregoing, the Board of Directors may determine, in its sole discretion, at the time of grant or thereafter that an Option that is otherwise not transferable pursuant to this Section is transferable to a Family Member (as defined below) in whole or in part and in such circumstances, and under such conditions, as specified by the Board of Directors, provided that the option holder notifies the Board of Directors in writing of such transfer.  An Option that is transferred to a Family Member pursuant to the preceding sentence may not be subsequently transferred otherwise than by will or by the laws of descent and distribution and remains subject to the terms of this Plan and the applicable Option Agreement.  Family Member means solely to the extent provided for in Rule 701 under the Securities Act, or following the filing of a Securities Act Form S-8 with respect to the Plan, any “family member” as defined in Section A.1.(5) of the general instructions of Form S-8.

13.                               Adjustment of Shares.

(a)                                  Notwithstanding any other provision contained herein, in the event of any change in the Shares subject to the Plan or to any Option granted under the Plan, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, dividend in kind or other like change in capital structure of the Company, or distribution (other than normal cash dividends) to stockholders of the Company, an adjustment shall be made to each outstanding Option such that each such Option shall thereafter be exercisable for such securities, cash and/or other property as would have been received in respect of Shares subject to such Option had such Option been exercised in full immediately prior to such change or distribution, and such an adjustment shall be made successively each time any such change shall occur.  The term “Shares” after any such change shall refer to the securities, cash and/or property then receivable upon exercise of an Option.

In addition, in the event of any such change or distribution, in order to prevent dilution or enlargement of participants’ rights under the Plan, the Board of Directors will have authority to adjust, in an equitable manner, the maximum number of Shares which may be acquired under the Plan pursuant to the exercise of Options, the maximum number of shares for which Options may be granted to any one Eligible Director and the number of Shares and price per Share subject to outstanding Options, and the determination of the Board of Directors as to these matters shall be conclusive and binding on the optionee.

14.                               Right to Terminate Service.

The Plan shall not impose any obligation on the Company or on any subsidiary corporation or parent corporation thereof to continue the service of any Eligible Directors holding Options and shall not impose any obligation on the part of any Eligible Director holding Options to remain in the service of the Company or of any subsidiary corporation or parent corporation thereof.

15.                               Purchase for Investment.

Except as hereinafter provided, the Board of Directors may require the holder of an Option granted hereunder, as a condition to the exercise of such Option in the event the Shares subject to such Option are not registered pursuant to the Securities Act, and applicable state securities laws, to execute and deliver to the Company a written statement, in form satisfactory to the Board of Directors, in which such holder (a) represents and warrants that such holder is purchasing or acquiring the Shares acquired thereunder for such holder’s own account for investment only and not with a view to the resale or distribution thereof in violation of any federal or state securities laws and (b) agrees that any subsequent resale or distribution of any of such Shares shall be made only pursuant to either (1) an effective registration statement covering such Shares under the Securities Act and applicable state securities laws or (2) specific exemptions from the registration requirements of the Securities Act and any applicable state securities laws, based on a written opinion of counsel, in form and substance satisfactory to counsel for the Company, as to the application thereto of any such exemptions.

Nothing herein shall be construed as requiring the Company to register Shares subject to any Option under the Securities Act or any state securities law and, to the extent deemed necessary by the Company, Shares issued upon exercise of an Option may contain a legend to the effect that registration rights have not been granted with respect to such Shares.

16.                               Issuance of Stock Certificates; Legends; Payment of Expenses.

The Company may endorse such legend or legends upon the certificates for Shares issued upon exercise of Options granted pursuant to the Plan and may issue such “stop transfer” instructions to its transfer agent in respect of such Shares as the Board of Directors in its discretion, determines to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act or (ii) implement the provisions of the Plan and any agreement between the Company and the optionee or grantee with respect to such Shares.

The Company shall pay all issue or transfer taxes with respect to the issuance or transfer of Shares, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or transfer, except fees and expenses that may be necessitated by the filing or amending of a registration statement under the Securities

Act, which fees and expenses shall be borne by the recipient of the Shares unless such registration statement has been filed by the Company for its own corporate purpose (and the Company so states) in which event the recipient of the Shares shall bear only such fees and expenses as are attributable solely to the inclusion of the Shares an optionee receives in the registration statement.

All Shares issued as provided herein shall be fully paid and nonassessable to the extent permitted by law.

17.                               Listing of Shares and Related Matters.

If at any time the listing, registration or qualification of the Shares subject to such Option on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the granting of an Option, or the issuance of Shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained.

18.                               Amendment of the Plan.

The Board of Directors may, from time to time, amend the Plan.  Rights and obligations under any Option granted while the Plan is in effect shall not be impaired by any Plan amendment, except upon the consent of the person to whom the Option was granted.

19.                               Termination or Suspension of the Plan.

The Board of Directors may at any time suspend or terminate the Plan.  Options may not be granted while the Plan is suspended or after it is terminated.  Rights and obligations under any Option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except upon the consent of the person to whom the Option was granted.  The ministerial power of the Board of Directors to construe and administer any Options under Section 4 that are granted prior to the termination or the suspension of the Plan shall continue after such termination or during such suspension.

20.                               Savings Provision.

With respect to all participants in the Plan, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 (or any successor provision) under the Exchange Act.  To the extent any provision of the Plan or action by the Board of Directors fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Board of Directors.

21.                               Governing Law.

The Plan, such Options as may be granted hereunder and all related matters shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware from time to time in effect.

22.                               Partial Invalidity.

The invalidity or illegality of any provision herein shall not be deemed to affect the validity of any other provision.